STOCK SUBSCRIPTION AGREEMENT

This Stock Subscription Agreement (the "Agreement") is made as of the date set forth below, by and between Tryon Alpha, Inc., a Nevada corporation (the "Company"), and Jonathan Patton ("Subscriber").

1. Subscription for Shares. (a) The Subscriber hereby subscribes for and agrees to purchase 1,350,000 shares of the common stock, $.0001 par value per share (the “Shares”), of the Company.

(b) Purchase Price and Other Consideration. In consideration for purchase of the Shares hereby, the Subscriber:

(i) herewith tenders the price of $.0001 per Share, for an aggregate purchase price of $135.00;

(ii) agrees to pay all costs and expenses of any kind or nature to be incurred by the Company after the date hereof in connection with its operations generally and specifically those costs and expenses the Corporation will incur in connection with satisfying its reporting obligations under the Securities Exchange Act of 1934, as amended,

(iii) agrees to actively engage in the identification of and negotiation with an operating company with which this Corporation will merge or acquire; and

(iv) agrees not to seek any contribution of capital from any other stockholder or affiliate of the Corporation with respect to any matter after payment is made for the Quarterly Report on Form 10-Q for the period ended June 30, 2011.

2. Acknowledgements and Representations of Subscriber. Subscriber hereby represents, warrants and acknowledges to the Company and agrees with the Company as follows:

(a) Subscriber understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively, the "Securities Laws") and that the Shares that will be issued/are being sold to the undersigned in reliance on exemptions from the registration requirements under the Securities Laws and the undersigned's representations and agreements contained herein.

(b) Subscriber understands that the Company in selling the Shares to the undersigned in reliance on the exemptions from the registration requirements under the Securities Laws is relying on the representations, warranties and agreements made by the undersigned herein.

(c) Subscriber understands that the Shares are not freely transferable and that, because the Company is a “shell company,” as such term is defined under the Rules and Regulations promulgated under the Securities Act, and that, in the opinion of the staff of the Securities and Exchange Commission, (i) in most, if not all, cases, the resale of securities of such companies is restricted and such securities can only be resold through registration under the Securities Act and (ii) Rule 144 promulgated under the Securities Act is not available to promoters or affiliates of shell companies or to their transferees unless and until certain conditions are satisfied by the Corporation, which may never occur.

(d) Subscriber is acquiring the Shares for the undersigned's own account, for investment purposes only. Subscriber covenants and agrees with the Company that he/she will not transfer, sell, assign, pledge, hypothecate, encumber or dispose of all or any portion of the Shares nor any interest therein, other than in the case of gifts of the Shares to family members or associates, which such transactions should be coordinated with the Company and which may be subject to the receipt by the Company of an opinion of counsel to the Subscriber to the effect that the transaction is being consummated pursuant to an exemption from registration under the Securities Act, other than pursuant to an effective registration statement under the Securities Laws.

(e) Subscriber understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE OFFER, ASSIGNMENT, PLEDGE, TRANSFER, OR DISTRIBUTION THEREOF OR ANY INTEREST THEREIN. NO SUCH OFFER, ASSIGNMENT, PLEDGE, TRANSFER OR DISTRIBUTION MAY BE AFFECTED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN ITS SOLE DISCRETION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

Any legend required by the securities laws of any jurisdiction to the extent such laws are applicable to the Shares represented by the certificate so legended.

(f) Subscriber agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(g) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Subscriber or other transferee to whom such Shares shall have been so transferred.

(h) The Company may refuse to authorize any transfer by the undersigned of all or a portion of the Shares if the proposed transferee does not make written representations and agreements to the Company and the undersigned in form and substance similar to those contained herein, or if any circumstances are present which reasonably indicate that such transferee's representations are not accurate.

(i) The undersigned understands and acknowledges that the Company is under no obligation to prepare a registration statement for the sale of the Shares nor does the undersigned have a right to include the Shares in any registration statement that the Company may prepare in the future.

3. Indemnification. The undersigned acknowledges and understands that neither the offer nor sale of the Shares is being registered under the Securities Act or registered or qualified under any state securities laws and that the Company is relying on exemptions from the registration provisions and/or qualification provisions of Securities Laws in selling the Shares. In view thereof, the undersigned agrees to indemnify and hold the Company, its officers, director, agents, affiliates and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and any other registered owner of the securities of the Company, harmless from and against any and all damages, losses, liabilities, costs and expenses (including all costs incurred in prosecuting such rights and reasonable attorneys' fee), which it or they may incur in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, arising out of or based upon any false representation or warranty made by the undersigned herein or in any other documents provided by the undersigned to the Company or by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Agreement.

4. Miscellaneous Provisions.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Subscriber under this Agreement may only be assigned with the prior written consent of the Company.

The parties have executed this Stock Subscription Agreement as of the 17th day of August, 2011.

SUBSCRIBER:

JONATHAN PATTON

 _________________________

TRYON ALPHA, INC.

By: /s/ Mercer Cauley, President

Mercer Cauley, President